Exhibit 99.1B



                                    EXHIBIT B

                              LETTER OF TRANSMITTAL
                     TO ACCOMPANY SHARES OF COMMON STOCK OF
                               WATER ISLAND, INC.


To:    The Common Shareholders of Water Island, Inc.


THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


Ladies and Gentlemen:

     Reference is made to the Agreement and Plan of Merger dated as of August 22, 2003 among GW Mergerco, Inc., Glacier Water Services, Inc. and Water Island, Inc. (the "Merger Agreement"). Terms not defined in this Letter of Transmittal have the meanings given to them in the Merger Agreement.

     In order to receive the Preliminary Closing Merger Consideration pursuant to the Merger, each holder of certificates theretofore representing shares of the Common Stock is required to surrender his or her stock certificate or certificates, together with the enclosed letter of transmittal, duly executed, to _______________, which is acting as paying agent (the "Paying Agent"). No letter of transmittal will be effective unless it is properly completed and accompanied by certificates for the Common Stock to which such letter of transmittal relates. THE METHOD OF DELIVERY IS AT THE OPTION AND RISK OF THE HOLDER OF THE COMMON STOCK, BUT IF SENT BY MAIL, REGISTERED MAIL, RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS SUGGESTED. Upon receipt of such certificate or certificates, together with a duly executed letter of transmittal, the Paying Agent will as soon as practicable issue a check to the holder which submitted its certificate or certificates in an amount equal to Preliminary Closing Merger Consideration multiplied by the number of shares of Common Stock represented by such certificate or certificates.

     To prevent backup federal income tax withholding on payments made to certain holders of Common Stock, each holder must provide the Paying Agent with its correct taxpayer identification number and certify that it is not subject to backup federal income tax withholding by completing the Substitute Form W-9 included in the letter of transmittal.

     1. Numbers of Shares. In connection with and pursuant to the terms of the Merger as set forth in the Merger Agreement, the undersigned hereby surrenders to the Paying Agent the following number of shares (the "Shares") of Common Stock of Water Island, Inc. (the "Company") together with the stock certificates representing such Shares. Please deliver this Letter of Transmittal to the attention of the Paying Agent at _______________________.




---------------------------------------- ------------------------------------- --------------------------------------
          Certificate Number               Number of Shares Represented by       Number of Shares Surrendered for
                                                     Certificate                    Exchange into Cash Proceeds
---------------------------------------- ------------------------------------- --------------------------------------


---------------------------------------- ------------------------------------- --------------------------------------


---------------------------------------- ------------------------------------- --------------------------------------


---------------------------------------- ------------------------------------- --------------------------------------
Total

---------------------------------------- ------------------------------------- --------------------------------------


2. Payment Instructions. Please mail the undersigned a check representing the aggregate dollar amount payable to the undersigned at the address shown below.

Name of Owner (Use exact name on Certificate):
                                             ----------------------------------

Mailing Address:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

 Area Code and Telephone Number:
                                       -----------------------------------------

         The undersigned acknowledges that the merger consideration for the tendered Shares will be determined and paid as set forth in the Merger Agreement.


3. Representations and Warranties. The undersigned hereby expressly represents and warrants as follows:

          (a) Organization and Authority. The undersigned, if an entity, has been duly organized and is validly existing and in good standing under the laws of its organization with all requisite power and authority to enter into and perform its obligations under this Transmittal Letter and to consummate the transactions contemplated herein. This Transmittal Letter has been duly executed and delivered by the undersigned pursuant to any necessary authorization and constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms, except to the extent that enforceability thereof may be limited by: (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies; and (ii) general principles of equity, including, without limitation, principles of reasonableness, good faith and fair dealing (regardless of whether enforceability is considered in a proceeding at law or in equity).

          (b) Title. The undersigned (i) is, directly or indirectly, the record [and beneficial] owner of the Shares free and clear of any lien or encumbrance with full power and authority to convey the Shares, and (ii) transfers herewith to the Paying Agent good and marketable title to the Shares, free and clear of any encumbrance.

          (c) No Violations, Etc. Neither the undersigned's execution and delivery of this Letter of Transmittal, the consummation of the transactions described in the Merger Agreement nor compliance by the undersigned with any of the provisions thereof will (i) result in the creation of any encumbrance upon the Shares under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, agreement, or any other instrument or obligation to which the undersigned is a party which the Shares may be bound or affected, or otherwise or (ii) violate any order, writ, injunctions, decree, statute, rule or regulation applicable to the Shares. No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the undersigned in connection with the execution and delivery by the undersigned of this Letter of Transmittal or consummation by the undersigned of the transactions contemplated herein in the manner described in the Merger Agreement.

          (d) No Other Agreements to Sell Assets or Business. The undersigned has no legal obligation, absolute or contingent, to any other person or entity to sell the Shares (other than the sales contemplated hereby) or otherwise effect the sale of the Shares.

          (e) Litigation. There is no action, claim, suit or proceeding pending or, to the undersigned's knowledge, threatened by or against or affecting the undersigned or the Shares and, to the knowledge of the undersigned, there is no investigation pending or threatened against or affecting the undersigned or the Shares, in each case before any governmental authority, that could affect the undersigned's ability to sell and transfer such Shares or otherwise to consummate the transactions described in the Merger Agreement. There are no writs, decrees, injunctions or orders of any governmental authority outstanding against the undersigned with respect to the outstanding Shares.

          (f) No Defaults or Conflicts. The execution and delivery of this Letter of Transmittal by the undersigned and performance by the undersigned of its obligations hereunder have been duly authorized by all necessary action on the part of the undersigned and: (i) do not result in any violation of, if the undersigned is an entity, its constituent instruments and (ii) does not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any encumbrance upon any of the undersigned's property or assets (except for such conflicts, breaches or defaults or ncumbrances as would not adversely affect the consummation of the transactions contemplated hereby) under: (A) any indenture, mortgage or loan or any other agreement or instrument to which the undersigned is a party or by which it may be bound or to which the undersigned's properties may be subject; or (B) any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority having jurisdiction over the undersigned or any of its properties.

          (g) No Actions, Suits or Proceedings. There is no action, suit or proceeding pending or threatened against the undersigned, nor has any litigation been overtly threatened in writing to the undersigned before any governmental authority with respect to which there is a substantial possibility of determination which questions the validity or legality of this Letter of Transmittal or of the transactions described in the Merger Agreement or which seeks to prevent the consummation of the transactions contemplated thereby.

          (h) No authorization or approval or other action by, and no notice to or filing with, any governmental authority will be required to be obtained or made by the undersigned in connection with the due execution and delivery by the undersigned of this Letter of Transmittal and the consummation by the undersigned of the transactions as described in the Merger Agreement.

     4. Release. The undersigned, effective as of the Effective Date of the Merger, hereby releases the Company, its subsidiaries and any affiliate of either of them and their employees, directors and agents from any liability or cause of action the undersigned has ever had or may ever claim from the beginning of time to the date hereof to the extent arising as a result of the undersigned's ownership of the Shares, other than indemnity matters, compensation matters, matters relating to employee benefits due to current employees of any of the Company or its subsidiaries, or claims related to the Merger.

         This Letter of Transmittal shall remain in full force and effect notwithstanding the death or incapacity of the undersigned and shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         I agree that the Instructions to this Letter of Transmittal constitute an integral part of this instrument and I agree to be bound thereby.

--------------------------------------------------------------------------------
                                   SIGN BELOW
                               (See Instruction 1)



                        -------------------------------
                            Signature of Stockholder


                        --------------------------------
                            Print name of Stockholder

     Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificate(s). See Instruction 1.

Dated:                                  , 2003
           -----------------------------
--------------------------------------------------------------------------------


     Please return executed Letter of Transmittal and executed stock power NO LATER THAN ______________, 2003 to:

                           ----------------------------

                           ----------------------------

                           ----------------------------

                           ----------------------------


Remember to include your executed I.R.S. Form W-9 (or I.R.S. Form W-8 if you are not a resident of the United States).




-------------------------------- ---------------------------------------------- ---------------------------------------

                                 Part 1 - PLEASE provide your tin in the box          Tax Identification Number
SUBSTITUTE                       at right and certify by signing and dating           (Social Security Number or
                                 below.                                               Employer Identification Number)
Form W-9                                                                                ________________________

                                 ---------------------------------------------- ---------------------------------------
                                 --------------------------------------------------------------------------------------

Department of the Treasury

                    Part 2 - Check the box if you are not subject to backup
                         withholding because (1) you Internal Revenue Service are exempt, or (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. |_|

                                 --------------------------------------------------------------------------------------
                                 ----------------------------------------------------------- --------------------------

Payer's Request for Taxpayer     Certification - Under penalties of perjury, I certify       Part 3 -
Identification Number (TIN)      that (1) I am a U.S. person and (2) the information
                                 provided on this form is true, correct and complete.        Awaiting TIN   |_|
                                                                                             --------------------------

Signature                                        Date
          ------------------------                   --------------------------
--------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENT MADE TO STOCKHOLDERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. IF THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 IS CHECKED, THE CERTIFICATE BELOW MUST BE COMPLETED.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me will be withheld, but that such amount will be refunded to me if I then provide a Taxpayer Identification Number within sixty
(60) days.

Signature                                      Date
          ------------------------------      ---------------------------

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

1. Letter of Transmittal. The Letter of Transmittal should be properly filled in, signed and returned to _____________________at__________________________,
Attention: _____________. It may be mailed or delivered by hand. It is recommended that the surrendering holder use certified mail or courier. The method of delivery of all documents is at the option and risk of the surrendering holder.

2. Certificates in Different Names. The Letter of Transmittal may be used to submit more than one Certificate only if all of the Certificates are registered in exactly the same name. Otherwise, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of Certificates. Additional Letters of Transmittal may be photocopied from the enclosed.

3. Inadequate Space. If the space provided is inadequate, all additional information should be listed on a separate signed schedule attached hereto.

4. Signatures. The Letter of Transmittal shall be signed by the registered holder(s) of the certificates submitted herewith. The signature(s) must correspond with the name(s) as set forth on the face of the certificate(s), without alteration, enlargement or any change whatsoever.

         If the certificate(s) submitted herewith are held of record by two or more joint owners, all such holders must sign this Letter of Transmittal.

         If this Letter of Transmittal or any certificates are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Paying Agent of their authority so to act must be submitted.

5. Payment Only to Registered Owner. Payment for tendered Shares may only be issued in the name of the registered owner of such Shares.

6. Questions. Questions should be directed to_____________________________, at__________________________________, Telephone: ___________________.
Important Tax Information. Under federal law, if you fail to complete I.R.S. Form W-9 (or I.R.S. Form W-8 if you are not a resident of the United States), the payor will be required to withhold taxes from your payment. Please complete and return the accompanying I.R.S. Form W-9 (or I.R.S. Form W-8, if applicable) with your Letter of Transmittal to avoid the withholding tax.